Subsequent events	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Subsequent events
29.	Subsequent events
Stock Grants
During the first quarter of 2020, the Compensation Committee of the Company’s Board of Directors approved two awards. Awards under these plans will grant approximately 50,381 shares of non-vested
stock, which will vest over a period of three years. The Company estimates the fair value of these awards to be approximately $5.4 million and the 2020 compensation cost for these plans will be $2.5 million.
Taxes
In February 2020, the Company received two notifications from the tax authority in Panama related to a tax audit process that began in 2019. The notification includes potentially significant adjustments to the reported dividend tax for the years 2012 to 2016 and income tax 2016. The Company has filed an administrative appeal which is the first legal stage under Panamanian laws. The Company, along with its tax advisors, has concluded that is probable that the Company’s tax position will be upheld. As a result, is not probable that the Company will incur any significant additional tax as a result. According to Panamanian laws, the statute of limitations is 3 and 15 years for income tax and dividend tax, respectively.

Coronavirus 2019
(COVID-19)
In December 2019, a novel strain of coronavirus (“COVID-19”) was reported in Wuhan, China. The virus has promulgated significantly outside China, and now exists in most of the world. As a result,
t
he World Health Organization has declared COVID-19 a pandemic. In addition, on March 13, 2020 the U.S. government declared a state of emergency and took some important actions including enhanced screenings, quarantine requirements and travel restrictions to certain countries. Additionally, on March 19, 2020 the government of Panama issued a decree suspending all commercial passenger flights to and from Panama for a period of one month effective March 22, 2020. Other countries have put in place similar measures.
As of the date of this report, the Company is experiencing decline in medium
-term demand as evidenced by a significant reduction in forward sales over the next few months, with declines of as much as 80% compared to forward sales during the same period the previous year.
Following the suspension of its operations, the Company implemented certain initiatives, including cost savings, deferral of the company’s non-essential capital expenditures, and the drawing of $300
million from short and medium-term liquidity facilities.
The extent of the impact of the COVID-19 on the Company’s operational and financial performance will depend on future developments, including the duration and spread of the outbreak and related travel advisories and restrictions and the impact of the COVID-19 on overall demand for air travel, all of which are highly uncertain and cannot be predicted. If traffic on the Company’s routes were to remain at these levels for an extended period, and/or routes in other parts of the Company’s network begin to see significant declines in demand, the results of operations for 2020 would be materially adversely affected, and the Company may have to take additional actions to preserve our long- term sustainability.
Uncertainty related to going concern
As a result of the COVID-19 global pandemic which is affecting the entire aviation industry, the Company has implemented several measures to raise and maintain very robust liquidity levels, including the acceleration of collection of its accounts receivable th
r
ough higher factoring levels, negotiating longer payment terms with its main suppliers, as well as drawing on currently available lines of credit, for approximately $300 million. The Company also can access additional funding through the refinancing of its unencumbered aircraft and engines and aircraft spare parts, as well as requesting advances from banks secured by future maturities of investments (time deposits and fixed income instruments), which could generate an additional inflow for approximately $400 million. This additional $700 million would increase the cash position which as of March
15,
2020
wa
s around $1.0 billion.
The Company is also reducing operational expenses and non-essential capital expenditure outflows, and it expects to decrease its monthly cash burn ratio to approximately $70 million per month for the remainder of 2020. The Company anticipate
s
that these initiatives to obtain additional sources of liquidity, along with measures to contain operational expenses and non-essential capex outflows, will provide ample resources to endure a prolonged downturn in demand.
Credit card processors
Due
to
the decrease in sales during the first quarter of 2020, the Company liquidity could be adversely impacted in the event one or more of its credit card processors were to impose material reserve requirements for payments due to the
Company from credit card transactions.
The Company has agreements with financial institutions that process customer credit card transactions for the sale of air travel and other services. Under certain of the Company’s credit card processing agreements, the financial institutions in certain circumstances have the right to require that the Company maintain
s
a reserve equal to a portion of advance ticket sales that has been processed by that financial institution, but for which the Company has not yet provided the air transportation. Such financial institutions may require additional cash or other collateral reserves to be established or additional withholding of payments related to receivables collected if the Company does not maintain certain minimum levels of unrestricted cash, cash equivalents and short-term investments (collectively, “Unrestricted Liquidity”).
The Company follows a policy of giving passengers credit to be redeemed in future dates instead of providing refunds
,

i
n
 those jurisd
ictions
 where permitted
. This helps the Company maintain healthy levels of Unrestricted Liquidity.